Exhibit 10.1

Execution Version

AMENDMENT NO. 3 TO THIRD AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT
This AMENDMENT NO. 3 TO THIRD AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT is dated as of July 27, 2016 (this “Amendment”), among AMERESCO, INC. (the “Borrower”), THE GUARANTORS PARTY HERETO (the "Guarantors" and collectively with the Borrower, the "Loan Parties"), THE LENDERS PARTY HERETO (the “Lenders”), and BANK OF AMERICA, N.A., as administrative agent (the “Agent”).
WHEREAS, the Loan Parties, the Lenders, and the Agent are parties to that certain Third Amended and Restated Credit and Security Agreement dated as of June 30, 2015, as heretofore amended, among the Borrower, the Guarantors, the Lenders, and the Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Loan Parties, the Agent and the Lenders wish to revise certain provisions of the Credit Agreement, as described herein;
NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties agree that the Credit Agreement is hereby amended as follows:
1.Capitalized Terms. Except as otherwise expressly defined herein, all capitalized terms used herein which are defined in the Credit Agreement have the same meanings herein as therein, except to the extent that such meanings are amended hereby.
2.    Amendment to Credit Agreement. Section 9.10(a) of the Credit Agreement is hereby deleted and replaced with the following:
(a)    Total Funded Debt to EBITDA Ratio. The Loan Parties shall not permit the Core Leverage Ratio (i) as of the end of each fiscal quarter ending on or before June 30, 2016, to exceed 2.00 to 1.00, (ii) as of the end of each fiscal quarter ending September 30, 2016, December 31, 2016, March 31, 2017 and June 30, 2017, to exceed 2.75 to 1.00, and (iii) as of the end of each fiscal quarter ending September 30, 2017 and thereafter, to exceed 2.00 to 1.00.
3.    Confirmation of Guaranty by Guarantors. Each Guarantor hereby confirms and agrees that all indebtedness, obligations or liability of the Borrower under the Credit Agreement as amended hereby, whether any such indebtedness, obligations and liabilities are now existing or hereafter arising, due or to become due, absolute or contingent, or direct or indirect, constitute “Guaranteed Obligations” under and as defined in the Credit Agreement and, subject to the limitation set forth in Section 4.1 of the Credit Agreement, are guaranteed by and entitled to the benefits of the Guaranty set forth in Article 4 of the Credit Agreement. Each Guarantor hereby ratifies and confirms the terms and provisions of such Guarantor’s Guaranty and agrees that all of such terms and provisions remain in full force and effect.
4.    Confirmation of Security Interests. Each Loan Party (other than the Special Guarantors) hereby confirms and agrees that all indebtedness, obligations and liabilities of the

Loan Parties under the Credit Agreement as amended hereby, whether any such indebtedness, obligations and liabilities are now existing or hereafter arising, due or to become due, absolute or contingent, or direct or indirect, constitute “Secured Obligations” under and as defined in the Credit Agreement and are secured by the Collateral and entitled to the benefits of the grant of security interests pursuant to Article 5 of the Credit Agreement. The Loan Parties (other than the Special Guarantors) hereby ratify and confirm the terms and provisions of Article 5 of the Credit Agreement and agree that, after giving effect to this Amendment, all of such terms and provisions remain in full force and effect.
5.    No Default; Representations and Warranties, etc. The Loan Parties hereby confirm that, after giving effect to this Amendment, (i) the representations and warranties of the Loan Parties contained in Article 6 of the Credit Agreement and the other Loan Documents (A) that contain a materiality qualification are true and correct on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to an earlier date), and (B) that do not contain a materiality qualification are true are true and correct in all material respects on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to an earlier date), and (ii) no Default or Event of Default shall have occurred and be continuing. Each Loan Party hereby further represents and warrants that (a) the execution, delivery and performance by such Loan Party of this Amendment (i) have been duly authorized by all necessary action on the part of such Loan Party, (ii) will not violate any applicable law or regulation or the organizational documents of such Loan Party, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding on such Loan Party or any of its assets that will have a Material Adverse Effect, and (iv) do not require any consent, waiver, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or any Person (other than the Agent and the Lenders) which has not been made or obtained; and (b) it has duly executed and delivered this Amendment.
6.    Conditions to Effectiveness. This Amendment shall become effective upon the receipt by the Agent of the following:
(a)    counterparts of this Amendment duly executed by each of the parties hereto or written evidence reasonably satisfactory to the Agent that each of the parties hereto has signed a counterpart of this Amendment; and
(b)    payment by the Borrower to the Agent for the account of the Lenders of an amendment fee of $75,000, to be allocated to the Lenders in proportion to their respective Commitments.
7.    Miscellaneous.
(a)    Except to the extent specifically amended hereby, the Credit Agreement, the Loan Documents and all related documents shall remain in full force and effect. This Amendment shall constitute a Loan Document. Whenever the terms or sections amended hereby shall be referred to in the Credit Agreement, Loan Documents or such other documents (whether directly or by incorporation into other defined terms), such defined terms shall be deemed to refer to those terms or sections as amended by this Amendment.

(b)    This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.
(c)    This Amendment shall be governed by the laws of the Commonwealth of Massachusetts and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
(d)    The Loan Parties agree to pay all reasonable expenses, including legal fees and disbursements incurred by the Agent in connection with this Amendment and the transactions contemplated hereby.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment which shall be deemed to be a sealed instrument as of the date first above written.

BORROWER

AMERESCO, INC.

By: /s/ John R. Granara, III______________
Name: John R. Granara, III
Title: Vice President & Chief Financial Officer

GUARANTORS

AMERESCO ENERTECH, INC.
AMERESCO FEDERAL SOLUTIONS, INC.
AMERESCO PLANERGY HOUSING, INC.
AMERESCO QUANTUM, INC.
AMERESCO SELECT, INC.
AMERESCOSOLUTIONS, INC.
APPLIED ENERGY GROUP INC.
SIERRA ENERGY COMPANY

By: /s/ John R. Granara, III______________
Name: John R. Granara, III
Title: Treasurer

AMERESCO SOUTHWEST, INC.

By: /s/ John R. Granara, III______________
Name: John R. Granara, III
Title: Vice President and Treasurer

E. THREE CUSTOM ENERGY SOLUTIONS, LLC.
By: Sierra Energy Company, its sole member

By: /s/ John R. Granara, III______________
Name: John R. Granara, III
Title: Treasurer

[Signature Page to Amendment No. 3 to Third Amended Ameresco Credit and Security Agreement]

AMERESCO ASSET SUSTAINABILITY GROUP LLC
AMERESCO CT LLC
AMERESCO DELAWARE ENERGY LLC
AMERESCO EVANSVILLE, LLC
AMERESCO HAWAII LLC
AMERESCO INTELLIGENT SYSTEMS, LLC
AMERESCO LFG HOLDINGS LLC
AMERESCO PALMETTO LLC
AMERESCO SOLAR, LLC
AMERESCO SOLAR NEWBURYPORT LLC
AMERESCO STAFFORD LLC
AMERESCO WOODLAND MEADOWS ROMULUS LLC
SELDERA LLC
SOLUTIONS HOLDINGS, LLC

By: Ameresco, Inc., its sole member

By: /s/ John R. Granara, III______________
Name: John R. Granara, III
Title: Vice President & Chief Financial Officer

AMERESCO SOLAR - PRODUCTS LLC
AMERESCO SOLAR - SOLUTIONS LLC
AMERESCO SOLAR - TECHNOLOGIES LLC
By: Ameresco Solar LLC, its sole member
By: Ameresco, Inc., its sole member

By: /s/ John R. Granara, III______________
Name: John R. Granara, III
Title: Vice President & Chief Financial Officer

[Signature Page to Amendment No. 3 to Third Amended Ameresco Credit and Security Agreement]

AGENT:

BANK OF AMERICA, N.A.

By: /s/ Darleen R DiGrazia__________________
Name: Darleen R DiGrazia
Title: Vice President

LENDERS:

BANK OF AMERICA, N.A.

By: /s/ John F Lynch_______________________
Name: John F Lynch
Title: Senior Vice President

WEBSTER BANK, N.A.

By: /s/ Ann M Meade_______________________
Name: Ann M Meade
Title: Senior Vice President

[Signature Page to Amendment No. 3 to Third Amended Ameresco Credit and Security Agreement]